Manpower Inc. 2006 1 st Quarter Results Now Next April 18, 2006 Exhibit 99.2

Manpower Inc. 2006 1
st
Quarter Results
Forward Looking Statement
This presentation includes forward-looking statements which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements.
Forward-looking statements can be identified by words such as
“expect,” “plan,” “may,” “will,” and similar expressions.  Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K dated
December 31, 2005, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings.

Manpower Inc. 2006 1
st
Quarter Results
Consolidated Financial Highlights
Operating Profit
$60M
OP Margin
1.5%
86% CC
Revenue
$3.9B
Gross Margin
18.3%
EPS
$ .59
($
.48 as adjusted*)
5%
11% CC
12 bps
14 bps
69%
5%
5% CC
Q1 Highlights
Throughout this presentation, the difference between reported variances and Constant Currency
(CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.
* Represents diluted earnings per share for the quarter adjusted to exclude the one-time non-
operating gain and the expenses related to reorganization charges and Project Titan, a global cost reduction initiative.  As Adjusted earnings are further explained on slide 14 of this presentation and on our Web site.

Manpower Inc. 2006 1
st
Quarter Results
18.26%
18.14%
16%
17%
18%
19%
Q1 2005 Temporary
Recruitment
Permanent
Recruitment
Mix - Right Q1 2006
- 0.22% + 0.24%
+ 0.10%
Consolidated Gross Profit Margin Change

Manpower Inc. 2006 1
st
Quarter Results
United States Segment
Q1 Financial Highlights
7%
OUP Margin
1.9%
90 bps
Revenue
$510M
OUP
$9M
93%
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.

6 Manpower Inc. 2006 1 st Quarter Results contemporary working France Segment Q1 Financial Highlights OUP Margin 2.4% Revenue $1.3B OUP $30M 1% 10% CC 20 bps 8% 18% CC

7 Manpower Inc. 2006 1 st Quarter Results EMEA Segment contemporary working Q1 Financial Highlights OUP Margin 1.6% Revenue $1.4B OUP $23M 6% 15% CC 50 bps 54% 69% CC

Manpower Inc. 2006 1
st
Quarter Results
23%
19%
17%
11%
-18%
13%
12%
-12%
23%
20%
28%
30%
18%
19%
10%
8%
Other
Spain
Holland
Germany
Elan
UK - Manpower
Italy
Nordics
EMEA – Q1 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
18%
17%
16%
12%
8%
7%
7%
15%

9 Manpower Inc. 2006 1 st Quarter Results Jefferson Wells Segment contemporary working Q1 Financial Highlights OUP Margin 6.0% Revenue $96M OUP $6M 270 bps 3% 29%

10 Manpower Inc. 2006 1 st Quarter Results Right Management Segment contemporary working Q1 Financial Highlights OUP Margin 4.5% Revenue $96M OUP $4M 8% 4% CC 490 bps 56% 57% CC

11 Manpower Inc. 2006 1 st Quarter Results Other Operations Segment contemporary working Q1 Financial Highlights OUP Margin 3.2% Revenue $555M OUP $18M 10% 14% CC 70 bps 43% 52% CC

Manpower Inc. 2006 1
st
Quarter Results
27%
38%
-4%
7%
2%
31%
25%
-3%
Other
Mexico
Australia/NZ
Japan
Other Operations – Q1 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
37%
16%
15%
32%

13 Manpower Inc. 2006 1 st Quarter Results Financial Highlights

Manpower Inc. 2006 1
st
Quarter Results
2006
Gain on Sale Reorganization Project
2006
As Reported
of Business Charges Titan
As Adjusted
Revenue 3,929.9 $       - $          - $            - $          3,929.9 $
Cost of services 3,212.5          -             -               -             3,212.5
  Gross profit
717.4
-             -               -
717.4
Selling and administrative expenses
657.7
-             (9.0)              (9.2)
639.5
  Operating profit 59.7               -             9.0               9.2             77.9
Interest and other (income) expense (16.3)              29.3           (1.7)              -             11.3
  Earnings before income taxes
76.0
(29.3)          10.7             9.2
66.6
Provision for income taxes
23.4
(5.6)            3.1               3.4
24.3
Net earnings 52.6 $            (23.7) $       7.6 $            5.8 $          42.3 $
Net earnings per share - diluted
0.59 $
(0.27) $       0.09 $          0.07 $
0.48 $
Impact of One-Time Items
($ in millions, except per share data)

Manpower Inc. 2006 1
st
Quarter Results
39%
29%
26% 25%
0%
10%
20%
30%
40%
2003 2004 2005 Q1 2006
Total Debt
Net Debt
416
370
280
200
842
902
735
754
0
200
400
600
800
1,000
2003 2004 2005 Q1 2006
Balance Sheet Highlights
Total Debt
($ in millions)
Total Debt to
Total Capitalization

Manpower Inc. 2006 1
st
Quarter Results
* 612,600 shares in 2006 and 1,065,000 shares in 2005
Proceeds from Sale of Business
Cash Flow Summary – First Quarter
2006 2005
Cash from Operations 77 $       86 $
Capital Expenditures (15) (19)
Free Cash Flow 62 67
Share Repurchases * (33) (47)
Change in Debt 3 (145)
Other
11 (17)
Change in Cash
100 $    (135) $
($ in millions)
30 -
Proceeds from Stock Option
and Purchase Plans
27 7

Manpower Inc. 2006 1
st
Quarter Results
Up 3-5%
Second Quarter Outlook
Revenue
U.S.
Up 4-6%
France
Up 3-5% (Up 7-9% CC)
EMEA
(Up 7-9% CC)
Jefferson Wells
Right
Down 5-7%
(Down 3-5% CC)
Other
Up 9-11% (Up 12-14% CC)
Total
Up 4-6% (Up 7-9% CC)
Gross Profit Margin
18.4 - 18.6%
Operating Profit Margin
2.8 – 3.0%
Tax Rate
36.5%
EPS
$.76 - $.80
(Neg. $.03 Currency)
Up 7-9%

2006 1 st Quarter Results Questions? Answers April 18, 2006